Exhibit 99.3

Dominion Consolidated

Unaudited Summary of Operating results

(millions, except per share amounts)

	Year ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter ended 03/31/09

Operating Revenue	$15,242	$3,617	$3,630	$3,406	$4,589

Operating Expenses
Electric fuel and other energy-related purchases	4,155	946	1,072	996	1,141
Purchased electric capacity	411	102	96	106	107
Purchased gas	2,199	560	281	350	1,008
Other operations and maintenance	3,208	937	714	777	780
Depreciation, depletion and amortization	1,120	290	276	273	280
Other taxes	483	117	106	108	153

Total operating expenses	11,576	2,952	2,545	2,610	3,469

Income from operations	3,666	665	1,085	796	1,120

Other income	221	54	72	50	44

Income including noncontrolling interests before interest and income taxes	3,887	719	1,157	846	1,164

Interest and related charges	889	232	217	220	219

Income including noncontrolling interest before income taxes	2,998	487	940	626	945

Income taxes	1,039	108	346	218	367

Income including noncontrolling interest	1,959	379	594	408	578

Noncontrolling interests	17	5	4	4	4

Operating Earnings	$1,942	$374	$590	$404	$574

Operating Earnings Per Share	$3.27	$0.63	$0.99	$0.68	$0.98

Items excluded from operating earnings (net of taxes)	(655)	(383)	4	50	(326)

Reported Earnings	$1,287	$(9)	$594	$454	$248

Reported Earnings Per Common Share - Diluted	$2.17	$(0.01)	$1.00	$0.76	$0.42

Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Our 2009 income statements have been recast due to Dominion management’s decision to retain Hope Gas, Inc. as a part of Dominion Energy.

Notes:

Figures may not add due to rounding

For additional detail on items excluded from operating earnings, visit Dominion’s

Investor Relations Web site at www.dom.com/investors under “GAAP Reconciliation”.

2009 operating results reflect a charge recorded in connection with the proposed settlement of Virginia Power’s 2009 rate case proceeding, representing the amounts collected for the interim base rate increase that began on September 1, 2009 that are expected to be refunded to customers.

Dominion Virginia Power

Unaudited Summary of Operating results

(millions, except per share amounts)

	Year ended 12/31/2009	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter ended 03/31/09

Operating Revenue	$3,281	$863	$686	$680	$1,052

Operating Expenses
Electric fuel and other energy-related purchases	658	170	199	157	132
Purchased electric capacity	-	-	-	-	-
Purchased gas	869	244	50	118	457
Other operations and maintenance	602	168	148	140	146
Depreciation, depletion and amortization	341	85	88	86	82
Other taxes	99	24	25	23	27

Total operating expenses	2,569	691	510	524	844

Income from operations	712	172	176	156	208

Other income	72	17	19	19	17

Income including noncontrolling interests before interest and income taxes	784	189	195	175	225

Interest and related charges	159	39	42	39	39

Income including noncontrolling interest before income taxes	625	150	153	136	186

Income taxes	233	56	56	52	69

Income including noncontrolling interest	392	94	97	84	117

Noncontrolling interests	8	2	2	2	2

Operating Earnings Contribution	$384	$92	$95	$82	$115

Operating Earnings Per Share Contribution	$0.65	$0.15	$0.16	$0.14	$0.20

Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Notes:

Figures may not add due to rounding

2009 operating results reflect a charge recorded in connection with the proposed settlement of Virginia Power’s 2009 rate case proceeding, representing the amounts collected for the interim base rate increase that began on September 1, 2009 that are expected to be refunded to customers.

Dominion Energy

Unaudited Summary of Operating results

(millions, except per share amounts)

	Year ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter ended 03/31/09

Operating Revenue	$3,810	$962	$714	$785	$1,349

Operating Expenses
Electric fuel and other energy-related purchases	25	2	2	1	21
Purchased electric capacity	-	-	-	-	-
Purchased gas	1,708	398	303	346	661
Other operations and maintenance	735	209	150	155	220
Depreciation, depletion and amortization	258	64	62	62	71
Other taxes	175	46	29	35	65

Total operating expenses	2,901	719	546	599	1,038

Income from operations	909	243	168	186	311

Other income	40	7	11	11	12

Income including noncontrolling interests before interest and income taxes	949	250	179	197	323

Interest and related charges	113	28	28	29	28

Income including noncontrolling interests before income taxes	836	222	151	168	295

Income taxes	319	77	57	66	118

Income including noncontrolling interests	517	145	94	102	177

Noncontrolling interests	-	-	-	-	-

Operating Earnings Contribution	$517	$145	$93	$102	$177

Operating Earnings Per Share Contribution	$0.87	$0.25	$0.16	$0.17	$0.30

Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Our 2009 income statements have been recast due to Dominion management’s decision to retain Hope Gas, Inc. as a part of Dominion Energy.

Note: Figures may not add due to rounding

Dominion Generation

Unaudited Summary of Operating results

(millions, except per share amounts)

	Year ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter ended 03/31/09

Operating Revenue	$8,751	$1,933	$2,376	$2,114	$2,328

Operating Expenses
Electric fuel and other energy-related purchases	3,627	815	925	882	1,005
Purchased electric capacity	411	102	96	105	108
Purchased gas	-	-	-	-	-
Other operations and maintenance	1,936	577	435	486	438
Depreciation, depletion and amortization	492	134	119	119	120
Other taxes	179	42	45	43	49

Total operating expenses	6,645	1,670	1,620	1,635	1,720

Income from operations	2,106	263	756	479	608

Other income	79	20	33	12	14

Income including noncontrolling interests before interest and income taxes	2,185	283	789	491	622

Interest and related charges	201	48	50	54	49

Income including noncontrolling interest before income taxes	1,984	235	739	437	573

Income taxes	694	49	278	165	202

Income including noncontrolling interest	1,290	186	461	272	371

Noncontrolling interests	9	3	2	2	2

Operating Earnings Contribution	$1,281	$183	$459	$270	$369

Operating Earnings Per Share Contribution	$2.16	$0.31	$0.77	$0.46	$0.63

Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Notes: Figures may not add due to rounding

2009 operating results reflect a charge recorded in connection with the proposed settlement of Virginia Power’s 2009 rate case proceeding, representing the amounts collected for the interim base rate increase that began on September 1, 2009 that are expected to be refunded to customers.

Corporate and Other

Unaudited Summary of Operating results

(millions, except per share amounts)

	Year ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter ended 03/31/09

Operating Revenue	$683	$181	$171	$161	$170

Operating Expenses
Electric fuel and other energy-related purchases	-	-	-	-	-
Purchased electric capacity	-	-	-	-	-
Purchased gas	4	1	1	1	1
Other operations and maintenance	681	181	172	171	156
Depreciation, depletion and amortization	29	8	7	7	7
Other taxes	30	5	6	7	13

Total operating expenses	744	195	186	186	177

Income (loss) from operations	(61)	(14)	(15)	(25)	(7)

Other income	147	39	38	38	31

Income including noncontrolling interests before interest and income taxes	86	25	23	13	24

Interest and related charges	533	145	126	128	134

Income including noncontrolling interests before income taxes	(447)	(120)	(103)	(115)	(110)

Income taxes	(207)	(74)	(46)	(65)	(23)

Income including noncontrolling interests	(240)	(46)	(57)	(50)	(87)

Noncontrolling interests	-	-	-	-	-

Operating Earnings (Loss) Contribution	$(240)	$(46)	$(57)	$(50)	$(87)

Operating Earnings (Loss) Per Share Contribution	$(0.41)	$(0.08)	$(0.10)	$(0.09)	$(0.15)

Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Our 2009 income statements have been recast due to Dominion management’s decision to retain Hope Gas, Inc. as a part of Dominion Energy.

Note: Figures may not add due to rounding

Dominion

Unaudited Operating Revenue Detail (GAAP Based)

(millions)

	Year ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter ended 03/31/09
Dominion Consolidated
Operating Revenue
Electric sales:
Regulated	$6,477	$1,100	$1,905	$1,648	$1,824
Nonregulated	3,802	884	999	925	994
Gas sales:
Regulated	829	171	50	91	517
Nonregulated	2,259	630	338	378	912
Gas transportation and storage	1,328	360	249	299	420
Other	436	110	107	109	111

Total operating revenue	$15,131	$3,255	$3,648	$3,450	$4,778

Dominion Virginia Power
Operating Revenue
Electric sales:
Regulated	$1,413	$346	$361	$340	$368
Nonregulated	781	205	234	182	160
Gas sales:
Regulated	-	-	-	-	-
Nonregulated	942	277	52	123	490
Gas transportation and storage	6	1	1	1	2
Other	139	34	38	34	32

Total operating revenue	$3,281	$863	$686	$680	$1,052

Dominion Energy[1]
Operating Revenue
Electric sales:
Regulated	$-	$-	$-	$-	$-
Nonregulated	-	-	-	-	-
Gas sales:
Regulated	494	91	25	47	331
Nonregulated	1,715	439	364	369	542
Gas transportation and storage	1,291	350	249	294	398
Other	310	82	76	75	78

Total operating revenue	$3,810	$962	$714	$785	$1,349

Dominion Generation
Operating Revenue
Electric sales:
Regulated	$5,505	$1,196	$1,544	$1,308	$1,457
Nonregulated	3,183	723	817	790	854
Gas sales:
Regulated	-	-	-	-	-
Nonregulated	1	-	-	-	-
Gas transportation and storage	-	-	-	-	-
Other	62	14	15	16	17

Total operating revenue	$8,751	$1,933	$2,376	$2,114	$2,328

Corporate and Other[1]
Operating Revenue
Electric sales:
Regulated	$(441)	$(441)	$-	$-	$-
Nonregulated	-	-	-	-	-
Gas sales:
Regulated	335	79	25	45	186
Nonregulated	8	2	(1)	-	7
Gas transportation and storage	74	20	10	13	31
Other	677	179	171	162	165

Total operating revenue	$653	$(161)	$205	$220	$389

1)	Our operating revenue have been recast due to Dominion management’s decision to retain Hope Gas, Inc.

The re-alignment shifted Hope Gas, Inc.’s results from Corporate to Dominion Energy.

Note: Figures may not add due to rounding

Dominion Operating Statistics	Year ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter ended 03/31/09

Dominion Consolidated

Regulated Electric Sales Revenue ($ millions)
Residential	$3,156	$698	$885	$708	$865
Commercial	2,306	549	620	579	558
Industrial	559	132	152	138	137
Governmental	720	177	184	171	189

Regulated retail revenue	6,741	1,555	1,840	1,596	1,750
Wholesale - sales for resale	181	53	37	36	55
Other revenue[1]	(445)	(508)	28	16	20

Total	$6,477	$1,100	$1,905	$1,648	$1,825

1)	4Q09 and full year 2009 amounts include a $523 million charge associated with the proposed settlement of Virginia Power’s 2009 rate case proceeding.

Note: Figures may not add due to rounding.

Dominion Operating Statistics	Year ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter ended 03/31/09

Dominion Virginia Power

Degree Days (Electric service area)
Cooling
Actual	1,477	26	988	459	4
Normal	1,545	45	1,057	436	7
Heating
Actual	3,747	1,285	5	294	2,163
Normal	3,638	1,317	15	326	1,980

Electric Delivery Customers (at period end)
Residential	2,149,288	2,149,288	2,141,554	2,136,201	2,137,364
Commercial	232,656	232,656	232,383	232,037	231,979
Industrial	576	576	583	581	581
Governmental	31,870	31,870	31,759	31,716	31,741

Total Retail	2,414,390	2,414,390	2,406,279	2,400,535	2,401,665
Wholesale - sales for resale	5	5	5	5	5

Total	2,414,395	2,414,395	2,406,284	2,400,540	2,401,670

Electricity Delivered (GWh)
Residential	29,920	6,778	8,024	6,428	8,690
Commercial	28,463	6,886	7,687	7,004	6,886
Industrial	8,644	2,124	2,361	2,084	2,075
Governmental	10,727	2,610	2,851	2,689	2,578

Total Retail	77,755	18,397	20,924	18,205	20,229
Wholesale - sales for resale	3,620	882	876	812	1,050

Total	81,374	19,279	21,800	19,017	21,279

Dominion Retail

Unregulated Energy Customer Accounts (Average)
Natural Gas	631,054	617,397	634,827	653,582	621,107
Electric	430,285	483,473	451,927	420,746	368,358
Products and Services	656,484	674,347	660,095	650,654	641,348

Total	1,717,823	1,775,217	1,746,849	1,724,982	1,630,812

Volumes Sold
Natural Gas (mmcf)	100,605	29,548	9,469	14,790	46,798
Electricity (MWh)	7,855,669	2,153,717	2,461,261	1,797,086	1,443,605

Note: Figures may not add due to rounding.

Dominion Operating Statistics	Year ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter ended 03/31/09

Dominion Energy - Gas Distribution[1]

Regulated Gas Revenue ($mm)
Gas sales revenue
Residential	$396	$79	$21	$39	$256
Commercial	88	11	4	8	66
Industrial	6	1	1	-	5
Other	4	1	0	0	3

Total	$494	$91	$26	$47	$330

Regulated Gas Transportation and Storage Revenue ($mm)
Gas transportation revenue
Residential	$374	$106	$53	$73	$143
Commercial	123	33	12	20	58
Industrial	45	12	8	9	16
Other	1	-	0	0	0

Total transportation revenue	544	152	73	103	217

Storage revenue	12	3	3	3	2

Total	$555	$154	$76	$106	$219

Degree Days
Heating
Actual	5,847	2,019	79	649	3,100
Normal	5,711	2,012	118	717	2,864

LDC Natural Gas Customers (Average)
Gas sales customers
Residential	304,096	253,563	246,061	278,840	427,907
Commercial	16,274	11,237	9,945	14,424	27,850
Industrial	141	34	30	159	325
Other	24	24	24	24	24

Total	320,535	264,858	256,060	293,447	456,106

Gas transportation customers
Residential	912,380	957,206	955,578	941,199	802,375
Commercial	74,220	78,927	78,949	75,891	64,360
Industrial	1,471	1,562	1,593	1,460	1,307

Total	988,071	1,037,695	1,036,120	1,018,550	868,042

Total LDC natural gas customers
Residential	1,216,476	1,210,769	1,201,639	1,220,039	1,230,282
Commercial	90,494	90,164	88,894	90,315	92,210
Industrial	1,612	1,596	1,623	1,619	1,632
Other	24	24	24	24	24

Total	1,308,606	1,302,553	1,292,180	1,311,997	1,324,148

LDC Natural Gas Delivery (mmcf)
Gas sales volume
Residential	34,056	8,179	1,419	3,171	21,287
Commercial	7,705	1,188	279	594	5,644
Industrial	658	84	84	(7)	496
Other	349	104	5	12	228

Total	42,768	9,555	1,787	3,770	27,655

Gas transportation volume
Residential	87,022	29,464	5,692	11,806	40,060
Commercial	47,450	14,982	4,063	6,573	21,831
Industrial	70,324	20,939	13,178	13,656	22,551
Other	3,574	846	743	421	1,564

Total	208,370	66,231	23,676	32,456	86,006

Total LDC natural gas throughput
Residential	121,078	37,643	7,111	14,977	61,347
Commercial	55,155	16,170	4,342	7,167	27,475
Industrial	70,982	21,023	13,262	13,649	23,047
Other	3,923	950	748	433	1,792

Total	251,138	75,786	25,463	36,226	113,661

1)	Includes Hope Gas, Inc. operations.

Note: Figures may not add due to rounding.

Dominion	Year	Quarter	Quarter	Quarter	Quarter
Operating Statistics	ended	ended	ended	ended	ended
	12/31/09	12/31/09	09/30/09	06/30/09	03/31/09

Dominion Energy - Gas Transmission

Natural Gas Liquids sales (million gallons)	162.1	43.2	40.7	40.9	37.4
Average Realized NGL Price with Hedging ($/gal)	$1.34	$1.42	$1.33	$1.25	$1.35

Gas Shrinkage Cost ($mm)	$72.0	$19.7	$14.8	$16.0	$21.5

Dominion Energy - Appalachia E&P*
*NGLs reported with Liquids

Volumes Produced
Natural Gas US (Bcf)	46.5	11.8	11.1	10.5	13.1
Liquids US (Mbbls)	958.8	259.2	235.9	244.3	219.4

Total equivalent (Bcfe)	52.3	13.4	12.5	12.0	14.4

Average Realized Prices Without Hedging Results
Natural Gas (per Mcf)	$4.20	$4.32	$3.45	$3.63	$5.19
Liquids (per Bbl)	$20.68	$21.98	$19.09	$19.67	$21.98
Equivalent (per Mcfe)	$4.11	$4.24	$3.42	$3.58	$5.04

Average Realized Prices With Hedging Results
Natural Gas (per Mcf)	$7.74	$7.42	$7.39	$7.70	$8.35
Liquids (per Bbl)	$20.68	$21.98	$19.09	$19.67	$21.98
Equivalent (per Mcfe)	$7.25	$6.97	$6.88	$7.14	$7.90

E&P Lifting costs ($/mcfe)	$1.21	$1.23	$1.10	$1.26	$1.24
E&P DD&A rates ($/mcfe)	$1.50	$1.30	$1.37	$1.39	$1.90

Note: Figures may not add due to rounding.

Dominion	Year	Quarter	Quarter	Quarter	Quarter
Operating Statistics	ended	ended	ended	ended	ended
	12/31/09	12/31/09	09/30/09	06/30/09	03/31/09

Dominion Generation

Regulated Generation

Electricity Sold (GWh) to VP/NCP customers
Residential	29,919	6,778	8,024	6,428	8,689
Commercial	28,463	6,886	7,687	7,004	6,886
Industrial	8,644	2,124	2,361	2,084	2,075
Governmental	10,727	2,610	2,851	2,689	2,578

Total Retail	77,754	18,397	20,924	18,205	20,228
Wholesale - sales for resale	3,620	882	876	812	1,050

Total	81,374	19,279	21,800	19,017	21,278

Merchant Generation

NEPOOL Merchant Fleet [1]
Baseload Electric Sales (GWh)	24,499	5,241	5,960	6,423	6,875
Other Electric Sales (GWh)	1,819	507	557	516	239

Total Electric Sales (GWh)	26,318	5,748	6,517	6,939	7,114

PJM Merchant Fleet [2]
Baseload Electric Sales (GWh)	2,766	718	771	449	828
Other Electric Sales (GWh)	6,532	1,429	1,949	1,836	1,318

Total Electric Sales (GWh)	9,298	2,147	2,720	2,285	2,146

1) Baseload Electric Sales include Millstone and the coal units at Brayton Point and Salem Harbor. Other Electric Sales include Manchester generating station and the oil units at Brayton Point and Salem Habor.

2) Baseload Electric Sales include the State Line generating station. Other Electric Sales includes the Fairless generating station.

Note: Figures may not add due to rounding.